UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013

BioFuel Energy Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1600 Broadway, Suite 1740 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2013, BioFuel Energy Corp. (the “Company”) and certain of its subsidiaries entered into an Undertaking and Release Agreement dated as of November 22, 2013 (the “Release Agreement”) with First National Bank of Omaha, as Administrative Agent and Collateral Agent (collectively, the “Agent”) under the secured Credit Agreement dated as of September 25, 2006 (as amended and supplemented from time to time, the “Credit Agreement”) among those subsidiaries (the “Borrowers”) and various financial institutions as lenders (the “Lenders”). The Agent waived the requirement under Section 3(a) of the Release Agreement that the Company and its subsidiaries execute and deliver the Release Agreement on November 22, 2013.

Under the terms of the Release Agreement, subject to the satisfaction of certain conditions, the Lenders have agreed to pay to the Company an aggregate of $3,330,000 in full satisfaction of any obligations of the Lenders to the Company under that certain Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions dated as of April 11, 2013 (the “Deed in Lieu Agreement”) among the Borrowers, the Lenders and the Agent.

The above description is only a summary of the terms of the Release Agreement and does not purport to be complete. You are advised to refer to the actual Release Agreement, which is attached to this report as Exhibit 10.1 and incorporated by reference herein, and to the terms of the Deed in Lieu Agreement, which was filed with the SEC on May 14, 2013 as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2013, for the full details of the terms thereof.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1

Undertaking and Release Agreement dated as of November 22, 2013 between BioFuel Energy Corp., BioFuel Energy, LLC, BFE Operating Company, LLC, Buffalo Lake Energy, LLC and Pioneer Trail Energy, LLC, on the one hand, and First National Bank of Omaha, as Administrative Agent and as Collateral Agent, on the other.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: November 27, 2013	By:	/s/ Scott H. Pearce
	Name:	Scott H. Pearce
	Title:	President and CEO

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Exhibit Index

Exhibit No.	Description

10.1

Undertaking and Release Agreement dated as of November 22, 2013 between BioFuel Energy Corp., BioFuel Energy, LLC, BFE Operating Company, LLC, Buffalo Lake Energy, LLC and Pioneer Trail Energy, LLC, on the one hand, and First National Bank of Omaha, as Administrative Agent and as Collateral Agent, on the other.